Short Term Bank Loans	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about borrowings [abstract]
Short Term Bank Loans
20.
SHORT TERM BANK LOANS

In November 2023 we established two lines of credit totaling RMB 80 million (approximately $11.2 million) with two banks in China. Against one line of credit of RMB 50 million (approximately $7.0 million) we drew down RMB 20 million (approximately $2.8 million) for 8 months due July 2024 at 3.7% interest. Against the second bank’s line of credit of RMB 30 million (approximately $4.2 million) we drew down RMB 10 million (approximately $1.4 million) for 6 months due May 2024 at 3.2% interest.